UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  November 11, 2013

Premier, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36092	35-2477140
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13034 Ballantyne Corporate Place
Charlotte, NC 28277
(Address of Principal Executive Offices) (Zip Code)

(704) 357-0022

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On November 11, 2013, Premier, Inc. (the “Company”) issued a press release announcing its financial results for its fiscal 2014 first-quarter ended September 30, 2013.  A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 2.02 by this reference.

The information in this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such a filing.

Item 7.01.  Regulation FD Disclosure.

Included in the press release mentioned above is an announcement that the Company plans to hold a conference call and webcast at 8:00 a.m., Eastern Time, on Tuesday, November 12, 2013, to discuss its operating results for its fiscal 2014 first-quarter ended September 30, 2013.  A copy of the press release, which contains additional information regarding how to access the conference call and webcast and how to listen to a recorded playback of the call after it is completed, is attached as Exhibit 99.1 to this Current Report on From 8-K.  The supplemental slides to be presented on the webcast are attached as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing by the Company under the Securities Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release of Premier, Inc., dated November 11, 2013.
99.2	Supplemental slides provided in connection with the first quarter 2014 earnings call of Premier, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Premier, Inc.

	By:	/s/ Susan D. DeVore
Name: Susan D. DeVore
Title: Chief Executive Officer and President

Date: November 11, 2013